SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant    | X |


Filed by a Party other than the Registrant  | _ |


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| x |    Preliminary Information Statement


| _ | Confidential, for Use of the Commission Only as permitted by Rule 14c-6(e)(2)


|    |   Definitive Information Statement


                              ACCESSOR FUNDS, INC.
                (Name of Registrant as Specified in Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):


| x |    No fee required.


| _ | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


         (1) Title of each class of securities to which transaction applies:

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         (3)      Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

| _ | Fee paid with preliminary materials.

| _ | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

                              ACCESSOR FUNDS, INC.
                     Accessor Intermediate Fixed-Income Fund
                  Accessor Short-Intermediate Fixed-Income Fund
                          Accessor High Yield Bond Fund
                         Accessor Small to Mid Cap Fund



July __, 2008

Dear Shareholder:

The enclosed Information Statement details recent changes to the Money Managers for each of the Funds listed above. As a shareholder of one or more of the Funds listed above, you are receiving the enclosed Information Statement regarding your Fund. Effective May 19, 2008, the Board of Directors of Accessor Funds, Inc. (the "Board") approved entering into a new Money Manager Agreement for the Intermediate Fixed Income Fund and the Short Intermediate Fixed Income Fund, effective June 1, 2008, the Board approved entering into a new Money Manager Agreement for the High Yield Bond Fund and effective June 2, 2008 the Board approved entering into a new Money Manager Agreement for the Small to Mid Cap Fund.

As a matter of regulatory compliance, we send you this Information Statement which describes the management structure of Accessor Funds, Inc., the Money Managers, as well as the terms of the revised Money Manager Agreements which the Board has approved.

Please feel free to call us at (800) 759-3504 should you have any questions on the enclosed Information Statement. We thank you for your continued interest in Accessor Funds, Inc.

-3-
                              ACCESSOR FUNDS, INC.
                     Accessor Intermediate Fixed-Income Fund
                  Accessor Short-Intermediate Fixed-Income Fund
                          Accessor High Yield Bond Fund
                         Accessor Small to Mid Cap Fund

                          1420 Fifth Avenue, Suite 3600
                                Seattle, WA 98101

                                  July __, 2008

                              INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Funds listed above, each a separate portfolio of Accessor Funds, Inc. ("Accessor Funds"). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order Accessor Funds has received from the Securities and Exchange Commission ("SEC"). The Exemptive Order permits Accessor Funds' manager, Accessor Capital Management LP ("Accessor Capital") to hire new investment management organizations (the "Money Managers") and to make changes to existing Money Manager Agreements (as defined herein) with the approval of the Board of Directors of the Accessor Funds (the "Board of Directors" or the "Board"), but without obtaining shareholder approval. This Information Statement describes a new Money Manager Agreement for the Intermediate Fixed-Income Fund, the Short-Intermediate Fixed-Income Fund, High Yield Bond Fund and the Small to Mid Cap Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This Information Statement will be mailed on or about July __, 2008.

ACCESSOR FUNDS

Each of the Funds is a separate investment portfolio of Accessor Funds. Accessor Funds entered into an investment management agreement with Accessor Capital, dated December 23, 1991, which was revised to provide for payment to Accessor Capital by Accessor Funds a management fee effective June 19, 1992 (the "Management Agreement"). Pursuant to the Management Agreement with Accessor Funds, Accessor Capital provides the following services to each Fund: (i) provides or oversees the provision of all general management, investment advisory and Fund management services for Accessor Funds, including the transfer agent, custodian, Fund accounting and shareholder recordkeeping services for Accessor Funds; (ii) provides Accessor Funds with office space, equipment and personnel necessary to operate and administer Accessor Funds' business; (iii) develops the investment programs, selects Money Managers, allocates assets among Money Managers, and monitors the Money Managers' investment programs and results; and (iv) invests the Funds' liquidity reserves and all or any portion of the Funds' other assets. For providing these services, each Fund pays Accessor Capital a fee equal on an annual basis to a percentage of the Fund's average daily net assets.

Each Fund pays to Accessor Capital an annual investment management fee computed monthly based on the annualized rates calculated on the average daily net assets. Total fees paid by the Funds to Accessor Capital for the fiscal year ended December 31, 2007 are shown below.

                                         Accessor Capital        Total Fees
Fund                                      Management Fee        at 12/31/07
----                                      ----------------        ---------

Intermediate Fixed-Income                 0.33%                   $192,127
Short-Intermediate Fixed-Income           0.33%                   $316,667
High Yield Bond                           0.36%                   $273,211
Small to Mid Cap                          0.60%                 $1,989,265

Each Fund also pays the compensation of its Money Managers, as described below.

THE PRIOR MONEY MANAGER AGREEMENTS

Accessor Funds obtained an Exemptive Order from the SEC that allows Accessor Funds to change a Fund's Money Manager Agreement without shareholder approval, so long as, among other things, the Board of Directors approves the Money Manager change and a new agreement. Prior to obtaining the Exemptive Order, all changes to Money Manager Agreements and the calculations of the fees were approved by shareholders. In the table below, where a Fund has changed Money Managers in accordance with this Exemptive Order, no shareholder approval of the agreement was required and the date on which it was last submitted to a vote of shareholders is shown. Each Money Manager makes investment decisions for the assets of the Fund it is responsible for and as allocated to it by Accessor Capital, and continuously reviews, supervises, and administers its Fund's investment program with respect to these assets. Each Money Manager is independent of Accessor Capital and discharges its responsibilities subject to Accessor Capital's and the Board of Directors' supervision and in a manner consistent with each Fund's investment objective, policies and limitations. The Money Managers do not provide any services except investment management to their respective Funds.

                          Name of Money Manager                           Last Board Review Date  Shareholder Approval
Fund                                              Agreement Dated
------------------------- ----------------------- ----------------------- ----------------------- -----------------------

Small to Mid Cap          Los Angeles Capital     June 2, 2008            May 22, 2008            April 30, 1998
                          Management And Equity
                          Research, Inc.

High Yield Bond           First Western           June 1, 2008            May 22, 2008            May 1, 2000
                          Financial Inc.

Intermediate              Pacific Investment      May 19, 2008            April 16, 2008          September 1, 1993
Fixed-Income              Management Company

Short-Intermediate        Pacific Investment      May 19, 2008            April 16, 2008          September 1, 1993
Fixed-Income              Management Company

Following the initial two-year period after the approval of each Money Manager Agreement, the Board of Directors reviews annually the Money Manager Agreement, and can renew the Money Manager Agreement for the forthcoming year.

     INTERMEDIATE FIXED-INCOME FUND AND SHORT-INTERMEDIATE FIXED-INCOME FUND

Termination of prior Money Manager Agreements

The prior Money Manager Agreements were with Cypress Asset Management and became effective on September 21, 1998, and were most recently approved by the Board of Directors, including the Directors who are not "interested persons" (as that term is defined under the Investment Company Act of 1940 (the "1940 Act") (the "Independent Directors"), on December 13, 2007. In accordance with the terms of the Exemptive Order, the prior Money Manager Agreements were not submitted to a vote of the shareholders of the Funds. Shareholders most recently approved the Money Manager Agreements for the Funds on September 1, 1993, prior to the Funds' obtaining the Exemptive Order. At a meeting of the Board of Directors held on April 16, 2008, the Board of Directors voted to enter into new Money Manager Agreements for the Funds with Pacific Investment Management Company ("PIMCO") based on the Board's evaluation of the performance of the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund and the capability of the Money Manager. The termination date of the prior Money Manager Agreement is May 18, 2008.

Comparison of Money Manager Agreements

Accessor Capital made the recommendation to terminate Cypress Asset Management and appoint PIMCO as the Money Manager of the Funds in the ordinary course of its ongoing evaluation of the Funds' Money Manager's performance and investment strategy. After extensive research of numerous candidate firms that included each candidate's organizational structure, investment process and style and long-term performance record, Accessor Capital chose to recommend PIMCO. Accessor Capital believes that the management style of PIMCO is appropriately suited to the Intermediate Fixed-Income Fund and the Short-Intermediate Fixed-Income Fund and expects PIMCO's investment style will be more risk controlled and produce safer and better performing Funds.

The Board of Directors, upon the recommendation of Accessor Capital and after consideration of a variety of factors (as described below under "Evaluation by the Board of Directors of the New Money Manager Agreements"), voted on April 16, 2008 to approve new Money Manager Agreements effective on May 19, 2008 (the "New Money Manager Agreements").

Other than the effective and termination dates and the fee structure as discussed below, the terms of the New Money Manager Agreements are the same as the terms of the prior Money Manager Agreements. Specifically, the duties to be performed and the standard of care under the New Money Manager Agreements are identical to what was provided in the prior Money Manager Agreements and similar to what is provided in the Money Manager Agreements with the other Money Managers of Accessor Funds. A description of the fees payable under the New Money Manager Agreements and the prior Money Manager Agreements is set forth below under "Money Manager Fees."

The New Money Manager Agreements became effective May 19, 2008, and will continue in effect for two years and thereafter from year to year, subject to approval annually by the Board of Directors in accordance with the 1940 Act. The New Money Manager Agreements may be terminated at any time without the payment of any penalty by the Board of Directors, Accessor Capital, PIMCO, or a vote of the "majority of the outstanding voting securities" (as that term is defined in the 1940 Act) of the Funds, upon 60 days' advance written notice to the other parties to the New Money Manager Agreements. The New Money Manager Agreements will terminate automatically in the event of their "assignment" (as that term is defined in the 1940 Act). The prior Money Manager Agreements contained the same provisions.

The New Money Manager Agreements provide that PIMCO will not be liable for, and shall be indemnified by Accessor Funds for, any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it under the New Money Manager Agreements, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or Accessor Capital; provided that such acts or omissions shall not have resulted from PIMCO's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or its obligations under the New Money Manager Agreements. The prior Money Manager Agreements contained the same provision.

The New Money Manager Agreements are attached to this Information Statement as Exhibits A and B. Shareholders should refer to Exhibits A and B for the complete terms of the New Money Manager Agreements and the description of such Agreements set forth herein is qualified in its entirety by the provisions of the New Money Manager Agreements as set forth in Exhibits A and B.

Money Manager Fees

Under the prior Money Manager Agreements, as compensation for Cypress Asset Management's service, from June 1, 2007 through May 18, 2008, each Fund agreed to pay Cypress Asset Management a fee, computed daily and paid quarterly at the annual rate of 0.15% of the aggregate daily net assets of each Fund. Prior to June 1, 2007, Cypress Asset Management was paid an annual fee of 0.10% of the aggregate daily net assets of each Fund.

Under the New Money Manager Agreements with PIMCO, as compensation for its services, each Fund has agreed to pay PIMCO a fee, computed daily and paid monthly, at the annual rate of 0.25% of the aggregate daily net assets of each Fund.

The chart below compares the actual fees paid to Cypress Asset Management for the fiscal year ended December 31, 2007 and a hypothetical example of the amount of fees that would have been paid in 2008 to Cypress Asset Management to a hypothetical example of the amount of fees that would have been paid in 2008 to PIMCO had the PIMCO fee structure been in place, and also shows the percentage difference between the actual and hypothetical values. The 2008 hypothetical fees are based on average net assets from 1/1/08 - 5/31/08 adjusted for an entire year.

                                          Hypothetical Fees
                      Actual Fees Paid    Paid in 2008                            Hypothetical Fees
                      in 2007 to          under prior Money                       Paid in 2008
                      Cypress Asset       Manager                                 under New Money
Fund                  Management          Agreements          Percent Difference  Manager Agreements  Percent Difference
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------

Intermediate          $78,148             $118,620            52%                 $197,683            153%
Fixed-Income Fund
Short-Intermediate    $120,790            $91,316             (24%)               $152,193            26%
Fixed-Income Fund

                              SMALL TO MID CAP FUND

Termination of prior Money Manager Agreement

The prior Money Manager Agreement with SSgA Funds Management Inc. ("SSgA FM") became effective on October 1, 2007, and was most recently approved by the Board of Directors, including the Independent Directors, on July 13, 2007. In accordance with the terms of the Exemptive Order, the prior Money Manager Agreement was not submitted to a vote of the shareholders of the Fund. Shareholders most recently approved a Money Manager Agreement for the Fund on April 30, 1998, prior to the Fund's obtaining the Exemptive Order. At a meeting of the Board of Directors held on May 22, 2008, the Board of Directors voted to enter into a new Money Manager Agreement for the Small to Mid Cap Fund with Los Angeles Capital Management And Equity Research, Inc. ("LA Capital"), based on the Board's evaluation of the performance of the Small to Mid Cap Fund. The termination date of the prior Money Manager Agreement is June 1, 2008.

At a meeting of the Board of Directors held on July 13, 2007, the Board of Directors voted to amend the Money Manager Agreement for the Small to Mid Cap Fund with SSgA FM to increase the base fee as described below and to be effective with the implementation of a 120/20 investment strategy.

Comparison of Money Manager Agreements

Accessor Capital made the recommendation to terminate SSgA FM and appoint LA Capital as the Money Manager of the Fund based on Accessor Capital's assessment that the additional performance gains anticipated to result from the Fund's 120/20 strategy did not outweigh the cost associated with the implementation of 120/20 strategy. Consequently, Accessor Capital determined that it would no longer implement 120/20 strategy as the Fund's investment strategy and chose to recommend LA Capital. Accessor Capital believes that the management style of LA Capital is appropriately suited to the Small to Mid Cap Fund and expects LA Capital's investment style will produce a better performing Fund.

The Board of Directors, upon the recommendation of Accessor Capital and after consideration of a variety of factors (as described below under "Evaluation by the Board of Directors of the New Money Manager Agreements"), voted on May 22, 2008 to approve a new Money Manager Agreement effective on June 2, 2008 (the "New Money Manager Agreement").

Other than the effective and termination dates and the fee structure as discussed below, the terms of the New Money Manager Agreement are the same as the terms of the prior Money Manager Agreement. Specifically, the duties to be performed and the standard of care under the New Money Manager Agreement are identical to what was provided in the prior Money Manager Agreement and similar to what is provided in the Money Manager Agreements with the other Money Managers of Accessor Funds. A description of the fees payable under the New Money Manager Agreement and the prior Money Manager Agreement is set forth below under "Money Manager Fees."

The New Money Manager Agreement became effective June 2, 2008, and will continue in effect for two years and thereafter from year to year, subject to approval annually by the Board of Directors in accordance with the 1940 Act. The New Money Manager Agreement may be terminated at any time without the payment of any penalty by the Board of Directors, Accessor Capital, LA Capital, or a vote of the "majority of the outstanding voting securities" (as that term is defined in the 1940 Act) of the Fund, upon 60 days' advance written notice to the other parties to the New Money Manager Agreement. The New Money Manager Agreement will terminate automatically in the event of its "assignment" (as that term is defined in the 1940 Act). The prior Money Manager Agreement contained the same provisions.

The New Money Manager Agreement provides that LA Capital will not be liable for, and shall be indemnified by Accessor Funds for, any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it under the New Money Manager Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or Accessor Capital; provided that such acts or omissions shall not have resulted from LA Capital's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or its obligations under the New Money Manager Agreement. The prior Money Manager Agreement contained the same provision.

The New Money Manager Agreement is attached to this Information Statement as Exhibit C. Shareholders should refer to Exhibit C for the complete terms of the New Money Manager Agreement and the description of such agreement set forth herein is qualified in its entirety by the provisions of the New Money Manager Agreement as set forth in Exhibit C.

Money Manager Fees

Under the prior Money Manager Agreement, for the 12-month period from October 1, 2007 through September 30, 2008, SSgA FM would earn a base fee calculated daily and paid monthly at an annual rate of 40 basis points (0.40%) of the Fund's average daily net assets over such month (the "Base Fee") without regard to any performance adjustment. Thereafter, SSgA FM would have earned the Base Fee and a performance fee adjustment based on the difference in performance between the Fund and the Dow Jones Wilshire 4500 Index.

Under the New Money Manager Agreement with LA Capital, the Money Manager fee will be an annual rate of 40 basis points (0.40%) of the Fund's average daily net assets over each month. There will be no performance adjustment.

The chart below compares the actual fees paid to the Money Manager for the fiscal year ended December 31, 2007 to a hypothetical example of the amount of fees that would have been paid in 2008 had the old performance fee structure been in place and a hypothetical example of the amount of fees that would have been paid in 2008 had the new performance fee structure been in place, and also shows the percentage difference between the actual and hypothetical values. The 2008 hypothetical fees are based on average net assets from 1/1/08 - 5/31/08 adjusted for an entire year.

                                          Hypothetical Fees                       Hypothetical Fees
                                          Paid in 2008                            Paid in 2008
                      Actual Fees Paid    under prior Money                       under New Money
Fund                  in 2007 to SSgA     Manager Agreement   Percent Difference  Manager Agreement   Percent Difference

Small to Mid Cap Fun  $1,130,684          $1,012,316          (10%)               $1,012,316          (10%)

                              HIGH YIELD BOND FUND

Amendment to prior Money Manager Agreement

On June 1, 2008, Financial Management Advisors LLC ("FMA"), the Money Manager to the Fund, was acquired by First Western Investment Management, Inc. ("First Western"). The prior Money Manager Agreement with FMA became effective on January 1, 2005, and was most recently approved by the Board of Directors, including the Independent Directors, on December 13, 2007. In accordance with the terms of the Exemptive Order, the prior Money Manager Agreement was not submitted to a vote of the shareholders of the Fund. Shareholders most recently approved a Money Manager Agreement for the Fund on May 1, 2000. At a meeting of the Board of Directors held on May 22, 2008, the Board of Directors voted to enter into a Money Manager Agreement for the High Yield Bond Fund with First Western as the successor to FMA (the "New Money Manager Agreement").

Comparison of Money Manager Agreements

Accessor Capital made the recommendation to enter into the New Money Manager Agreement with First Western in consideration of a change of control with FMA that was effective June 1, 2008. The Board of Directors, upon the recommendation of Accessor Capital and after consideration of a variety of factors (as described below under "Evaluation by the Board of Directors of the New Money Manager Agreements"), voted on May 22, 2008 to approve the New Money Manager Agreement effective on June 1, 2008.

Other than the effective and termination dates and certain administrative changes, the terms of the New Money Manager Agreement are the same as the terms of the prior Money Manager Agreement. Specifically, the fees paid and the duties to be performed and the standard of care under the New Money Manager Agreement are identical to what was provided in the prior Money Manager Agreement and similar to what is provided in the Money Manager Agreements with the other Money Managers of Accessor Funds. A description of the fees payable under the New Money Manager Agreement and the prior Money Manager Agreement is set forth below under "Money Manager Fees."

The New Money Manager Agreement became effective June 1, 2008, and will continue in effect for two years and thereafter from year to year, subject to approval annually by the Board of Directors in accordance with the 1940 Act. The New Money Manager Agreement may be terminated at any time without the payment of any penalty by the Board of Directors, Accessor Capital, First Western, or a vote of the "majority of the outstanding voting securities" (as that term is defined in the 1940 Act) of the Fund, upon 60 days' advance written notice to the other parties to the New Money Manager Agreement. The New Money Manager Agreement will terminate automatically in the event of its "assignment" (as that term is defined in the 1940 Act). The prior Money Manager Agreement contained the same provisions.

The New Money Manager Agreement provides that First Western will not be liable for, and shall be indemnified by Accessor Funds for, any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it under the New Money Manager Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or Accessor Capital; provided that such acts or omissions shall not have resulted from First Western's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or its obligations under the New Money Manager Agreement. The prior Money Manager Agreement contained the same provision.

The New Money Manager Agreement is attached to this Information Statement as Exhibit D. Shareholders should refer to Exhibit D for the complete terms of the New Money Manager Agreement and the description of such agreement set forth herein is qualified in its entirety by the provisions of the New Money Manager Agreement as set forth in Exhibit D.

Money Manager Fees

Under the prior Money Manager Agreement, FMA earned a Money Manager fee computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund. This same fee will be paid to First Western.

        BOARD OF DIRECTORS' REVIEW AND APPROVAL OF THE NEW MONEY MANAGER AGREEMENTS FOR THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE SMALL TO MID CAP FUND

The Board of Directors of Accessor Funds consists of:

Name                                      Position                                Address
----------------------------------------- --------------------------------------- ---------------------------------------


George G. Cobean, III                     Director                                1607 South 341st Place
                                                                                  Federal Way, WA  98003-3211

Geoffrey C. Cross                         Director                                252 Broadway
                                                                                  Tacoma, WA  98402

J. Anthony Whatley, III*                  Director, President and Principal       1420 Fifth Avenue, Suite 3600,
                                          Executive Officer                       Seattle, WA 98101

*Mr. Whatley may be deemed to be an "interested person" of the Funds (as that term is defined in the 1940 Act) by virtue of his relationship with Accessor Capital.


EVALUATION BY THE BOARD OF DIRECTORS OF THE NEW MONEY MANAGER AGREEMENTS

As noted above, the Board of Directors, at an in-person meeting held on April 16, 2008, considered Accessor Capital's recommendation that the Board approve a new Money Manager Agreement for the Intermediate Fixed-Income Fund and the Short-Intermediate Fixed-Income Fund and at an in-person meeting held on May 22, 2008, considered Accessor Capital's recommendation that the Board approve a new Money Manager Agreement for the High Yield Bond Fund and the Small to Mid Cap Fund. In approving the Money Manager Agreements at in-person meetings, the Board of Directors considered a number of factors, including but not limited to: (1) the nature, extent and quality of the services to be provided by the Money Managers; (2) the investment performance of each Fund and its Money Manager; (3) the costs of the services to be provided and profits to be realized by each Money Manager and its affiliates from the relationship with each Fund; and (4) any economies of scale that would be realized as a Fund grows. The Board upon initial consideration or renewal of a Money Manager Agreement considers comparisons of the services to be rendered and the amounts to be paid under the agreement with those under other investment advisory contracts.

(1) Nature, Extent and Quality of Services. The Board of Directors in examining the nature and quality of the services provided by each Money Manager, considered each Money Manager's experience in managing its relative Fund. For information about portfolio managers' experience, see "Information on the Money Managers." In addition, the Board considered each Money Manager's management style, historical performance record managing pooled investment products similar to the Funds, the qualifications and experience of the persons who will be responsible for the day-to-day management and each Money Manager's staffing levels and overall resources. With respect to PIMCO, the Board considered PIMCO's nature and quality of services to be provided to the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund based on the information it received at the April 16, 2008 Board meeting. The Board also noted that the terms of the New Money Manager Agreements were identical to the terms of the prior Money Manager Agreements with Cypress Asset Management, except for the change in the fee structure, and that the nature and quality of services are satisfactory. With regard to LA Capital, the Board considered that LA Capital was the creator of the Small to Mid Cap Fund's benchmark and that its long-only quantitative strategy known as the dynamic alpha model would provide the Fund with the basic components of an effective asset allocation strategy. The Board also noted that the terms of the New Money Manager Agreement were identical to the terms of the prior Money Manager Agreement with SSgA FM, except for the change in the fee structure. The Board found that the nature and quality of services are satisfactory. With regard to First Western, the Board reviewed the information provided and noted that key personnel from FMA were being retained as the portfolio managers for the High Yield Bond Fund by First Western. The Board noted that the terms of the New Money Manager Agreement were similar to the terms of the prior Money Manager found that the nature and quality of the services are satisfactory.

(2) Performance. The Board of Directors considered information about the historical performance of a comparable mutual fund advised by each Money Manager that had substantially similar investment strategies to the Funds for the year-to-date, one-, three- and five-year periods and found that the comparable funds had satisfactory performance compared to their peer funds under their applicable Morningstar category during these periods. With respect to PIMCO and LA Capital, the Board reviewed composite data provided by PIMCO and LA Capital as well as information provided concerning the mutual fund universe, Morningstar stars, Lipper data and other relevant information. The Board also considered the performance of the prior Money Managers, Cypress Asset Management and SSgA FM. The Board found the Fund's performance satisfactory under the prior Money Manager Agreement with FMA.

(3) Costs of Services and Profits to be Realized by Money Managers. In evaluating each New Money Manager Agreement, the Board reviewed the proposed fees under the relevant Agreements. The Board noted that fees were reasonable in light of the extent and quality of the services expected to be provided and that new fee structure will benefit both the Money Managers and shareholders. With respect to the Small to Mid Cap Fund, the Board considered that the fee payable to LA Capital would not be subject to performance-based adjustments and concluded that the fee is reasonable in light of services to be provided by LA Capital.

At each meeting, the Board was provided with information relating to the current performance of the Money Managers and comparisons of the fees to be paid under the prior Money Manager Agreements and New Money Manager Agreements with those of similar investment advisors of similar funds. The Board had the opportunity to review and ask questions regarding these materials.

(4) Economies of Scale. The Board considered the extent to which each Money Manager may realize economies of scale or other fixed costs that may be spread across a larger asset base and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services including the Funds.

At each meeting, the Board of Directors also reviewed a memorandum that they received from counsel outlining the legal standards and certain other considerations relevant to their deliberations, including counsel's assessment of the fee structure under applicable laws, regulations, and SEC staff positions. The Board discussed the materials provided and the information presented and also considered the information that was provided to it in connection with the most recent annual review of each Fund's investment advisory arrangements.

INFORMATION ON THE MONEY MANAGERS

Following is a description of each of the Money Managers that is based on information provided by that Money Manager. None of the Money Managers is affiliated with Accessor Capital.

INFORMATION ABOUT PIMCO

Pacific Investment Management Company, LLC ("PIMCO")
840 Newport Center Drive, Suite 360
Newport Beach, CA 92660

PIMCO has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since May 19, 2008. PIMCO is a Delaware limited liability company founded in Newport Beach, California in 1971. In 2000, PIMCO was acquired by Allianz SE, a large global financial services company based in Germany. PIMCO operates as a separate and autonomous subsidiary of Allianz. PIMCO is majority owned by Allianz Global Investors of America L.P., a Delaware limited partnership, and minority owned by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and certain executive management of PIMCO. The sole general partner of Allianz Global Investors of America L.P. is Allianz-PacLife Partners LLC, a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC, which has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is owned 25.53% by Allianz-Argos 6 Vermogensverwaltungesgesellschaft mbH and 74.47% by Allianz SE. Allianz-Argos 6 Vermogensverwaltungesgesellschaft mbH is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America LP. Allianz SE is a European-based, multinational insurance and financial services holding company. PIMCO may from time to time manage assets for Allianz SE and other direct and indirect equity holders in Allianz Global Investors of America LP. These amounts may from time to time be material to PIMCO's investment advisory business. PIMCO is one of the world's largest fixed-income managers, with a presence in every major global bond market. PIMCO started as a subsidiary of Pacific Life Insurance Company to manage separate accounts for institutional clients. Today, the PIMCO Group's global client base is served from offices in New York, Singapore, Tokyo, London, Sydney, Munich, Toronto, Hong Kong, and Newport Beach. As of December 31, 2007, PIMCO and its global affiliates had approximately $746,301 million in assets under management.

PIMCO's fixed income portfolio group works on a team or consensus basis, so all accounts with similar objectives will have similar structures. The group's structure can best be described as a hub and spoke system, with seven senior generalist portfolio managers being the hub, receiving input from many specialists. The sector specialists relay information, provide strategic ideas and trading strategies and assist with execution. One generalist is assigned to each of PIMCO's accounts. Chris Dialynas is the portfolio manager responsible for the day-to-day investment decisions of the Funds. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of the Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business.

Following is a list of principal executive officers of PIMCO and their principal occupation. Unless otherwise noted, the address of each person listed is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

------------------------ ---------------------------- -------------------------
Name                      Title                        Principal Occupation
------------------------ ---------------------------- -------------------------
   Paul A. McCulley           Managing Director
   Mohamed El-Erian           Managing Director
   William C. Powers          Managing Director
   Chris P. Dialynas          Managing Director
   William H. Gross           Managing Director
   Pasi M. Hamalainen         Managing Director
   Mark R. Kiesel             Executive Vice President

Chris P. Dialynas is the portfolio manager responsible for the day-to-day investment decisions of the Fund. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business.

PIMCO advises or sub-advises other mutual funds with a similar investment objective to the Intermediate Fixed-Income Fund or Short-Intermediate Fixed-Income Fund based upon comparable investment objectives, asset size and management services. Funds with similar investment objectives

Name              Size              Compensation


No officer or Director of Accessor Funds currently is a director, officer or employee of PIMCO. No officer or Director of Accessor Funds owns securities of or has any other material direct or indirect interest in PIMCO or any other person controlling, controlled by or under common control with PIMCO. Since January 1, 2008, none of the Directors of Accessor Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which PIMCO was or is to be a party.

The foregoing information regarding PIMCO is based on information provided by PIMCO. PIMCO is not affiliated with Accessor Capital.

INFORMATION ABOUT LA CAPITAL

Los Angeles Capital Management And Equity Research, Inc. ("LA Capital") 11150 Santa Monica Blvd., Suite 200
Los Angeles, CA 90025

LA Capital is a California corporation that is 100% employee owned, principally by Thomas D. Stevens (45%), Hal W. Reynolds (35%), David R. Borger (10%) and Stuart K. Matsuda (10%). LA Capital has managed the Small to Mid Cap Fund since June 2, 2008. LA Capital is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940. As of December 31, 2007, LA Capital managed approximately $5.8 billion in assets.

A team of investment professionals manages the portion of the Small to Mid Cap Fund's assets allocated to LA Capital. The portfolio management team consists of Thomas D. Stevens, CFA, Hal Reynolds, CFA, David Borger, CFA, Stuart Matsuda and Christine Kugler. Thomas Stevens, Chairman, is responsible for developing and managing the firm's resources for research, portfolio management, trading, operations, and relationship management. Hal Reynolds, Chief Investment Officer, chairs the Investment Committee and is responsible for the firm's investment process. David Borger, Director of Research, is responsible for managing the firm's research activities. Stuart Matsuda, Director of Trading, and Christine Kugler, Director of Implementation, are responsible for developing the firm's trading strategies and implementing the trading program. All five members of the portfolio management team are principals of the firm and have been with LA Capital since the firm's inception in 2002. All five members of the portfolio management team also serve on the Investment and Portfolio Review Committees. The Investment Committee is responsible for reviewing investment research in the areas of stock selection, risk management, portfolio construction, trading, and for approving all changes to the investment process. The Portfolio Review committee meets monthly and is responsible for monitoring the risk exposures of each portfolio to ensure compliance with written investment guidelines and the current outlook of the Dynamic Alpha stock selection model.

LA Capital employs its multifactor Dynamic Alpha stock evaluation model to identify a portfolio of mid and small cap stocks which the manager believes offers the best long-term return potential subject to the Fund's investment guidelines. The Money Manager will seek to meet the Fund's investment objective by investing primarily in stocks of companies with risk characteristics which are in favor in the current market environment while underweighting stocks whose characteristics are presently out of favor.

Following is a list of principal executive officers of LA Capital and their principal occupation. Unless otherwise noted, the address of each person listed is 11150 Santa Monica Blvd., Suite 200 Los Angeles, CA 90025


Name                      Title                                       Principal Occupation

Thomas D. Stevens         Chairman                                    Client Service/Portfolio Management
Hal W. Reynolds           CIO                                         Client Service/Portfolio Management
David R. Borger           Director of Research                        Research/Portfolio Management
Stuart K. Matsuda         Director of Trading                         Trading
Christine M. Kugler       Director of Implementation                  Trading
Michael J. Paschal        Systems Architect                           Programmer
Carin L. Madden           Director of Operations                      Director of Operations
Jennifer E. Reynolds      Chief Compliance Officer & Controller       CCO & Controller
Iman Movahed              Research Associate                          Research/Risk
Dan Dement                Research Associate                          International Research
Steve Oetomo              Director of IT Infrastructure               Director of IT
Charles Fann              Research Associate                          Research


As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager a fee, computed daily and paid monthly at the annual rate of 0.40% of the aggregate daily net assets of the Fund.

Prior to LA Capital, the Money Manager of the Fund was SSgA FM, One Lincoln Street, Boston, MA 02111 from June 1, 2001 through June 1, 2008. As compensation for SSgA FM's services, the Fund paid SSgA FM as follows: prior to May 1, 2007, the Fund paid SSgA FM a fee, computed daily and paid quarterly at the annual rate of 0.35% of the average daily net assets of the Fund. From May 1, 2007 through September 30, 2007, the Fund paid SSgA FM a monthly base fee payable at an annual rate of 0.30% of the Fund's average daily net assets. Beginning October 1, 2008, the Fund paid SSgA FM a monthly base fee payable at an annual rate of 0.40% of the Fund's average daily net assets of the Fund over such month.

LA Capital advises or sub-advises other mutual funds with a similar investment objective to the Small to Mid Cap Fund based upon comparable investment objectives, asset size and management services.

                                                                Compensation of
Fund                                            Size               LA Capital
SEI SIIT Small Mid Cap Equity Fund              $218 million            0.40%
SEI SIMT Small Mid Cap Diversified Alpha        $23 million             0.40%
SEI SIMT Tax Managed Small Cap Fund             $39 million             0.40%
SEI US Small Company Equity Fund                $47 million             0.40%

No officer or Director of Accessor Funds currently is a director, officer or employee of LA Capital. No officer or Director of Accessor Funds owns securities of or has any other material direct or indirect interest in LA Capital or any other person controlling, controlled by or under common control with LA Capital. Since January 1, 2008, none of the Directors of Accessor Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which LA Capital was or is to be a party.

The foregoing information regarding LA Capital is based on information provided by LA Capital. LA Capital is not affiliated with Accessor Capital.

INFORMATION ABOUT FIRST WESTERN

First Western Investment Management, Inc. ("First Western")
1900 Avenue of the Stars, Suite 900
Los Angeles, CA 90067

First Western acquired the investment advisory business of FMA on June 1, 2008. FMA had managed the High Yield Bond Fund since May 1, 2000. First Western is a wholly-owned subsidiary of First Western Financial, Inc., [insert address] a Colorado corporation, which is a privately owned bank holding company with approximately 150 shareholders. First Western had approximately $580 million of assets under management as of December 31, 2007 and First Western Financial, Inc. had approximately $1.37 billion of assets under management as of December 31, 2007.

Mr. Steven S. Michaels has been directly responsible for the day-to-day management of the Fund since May 1, 2000 through his association with FMA. Mr. Michaels is Executive Vice President and Managing Director of High Yield at First Western, with 18 years of industry experience and had served as a member of the professional investment staff at FMA for 15 years. Mr. Michaels' responsibility over the last six years include high yield fixed income portfolio management and directing the firm's non-investment grade bond research. Mr. Michaels, assisted by First Western's Fixed Income Team, manages the Fund utilizing First Western's risk management analytics to regularly evaluate the composition of the Fund and implements investment strategies that leverage the individual expertise of the team members.

Principal Officers and Directors of First Western:

Name     Title    Principal Occupation               Address


Funds with similar investment objectives
Name              Size              Compensation



As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund, the same fee paid to FMA.

No officer or Director of Accessor Funds currently is a director, officer or employee of First Western. No officer or Director of Accessor Funds owns securities of or has any other material direct or indirect interest in First Western or any other person controlling, controlled by or under common control with First Western. Since January 1, 2008, none of the Directors of Accessor Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which First Western was or is to be a party.

The foregoing information regarding First Western is based on information provided by First Western. First Western is not affiliated with Accessor Capital.

                         DESCRIPTION OF ACCESSOR CAPITAL

Accessor Capital was organized as a general partnership under the laws of the State of Washington on April 25, 1991, for the purpose of acting as Accessor Funds' manager and reorganized as a Washington Limited Partnership on August 12, 1993. Accessor Capital's general partner, a Washington corporation, is:



Name                                      Address                                 Percentage of ownership

Accessor Capital Corporation              1420 Fifth Avenue, Suite 3600,          62.50%
                                          Seattle, WA  98101

J. Anthony Whatley, III, Director of Accessor Funds, is the controlling shareholder of Accessor Capital Corporation, which is the managing general partner of Accessor Capital.

The following chart lists those officers and Directors of Accessor Funds who are also affiliated with Accessor Capital Management and sets forth the nature of those affiliations. The address of each and of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.


Name                                      Position with Accessor Funds            Position with Accessor Capital
----                                      ----------------------------            ------------------------------

J. Anthony Whatley, III                   Director, President and Principal       Executive Director
                                          Executive Officer
Linda V. Whatley                          Senior Vice President and Assistant     Vice President
                                          Secretary
Robert J. Harper                          Senior Vice President                   Director of Sales and Client Service
Christine J. Stansbery                    Secretary, Senior Vice President and    Chief Compliance Officer
                                          Chief Compliance Officer
Debbie Bryan                              Vice President                          Director, Operations and Information
                                                                                  Technology
Darin Dubendorf                           Vice President                          Regional Director, Sales
Justin Roberge                            Vice President and Assistant Treasurer  Senior Investment Analyst
VonDell Bennion                           Vice President                          Chief Financial Officer and Director
                                                                                  of Human Resources
Alex Allen                                Assistant Vice President                Accountant
Nathan Rowader                            Senior Vice President                   Chief Investment Officer


None of the Directors or officers of Accessor Funds owns any interest in any of the Money Managers.

Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to Accessor Funds pursuant to a Transfer Agency and Administration Agreement between Accessor Capital and Accessor Funds (the "Transfer Agency Agreement"). Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives a fee equal to 0.15% of the average daily net assets of the Intermediate Fixed-Income Fund, the Short-Intermediate Fixed-Income Fund, the High Yield Fund and the Small to Mid Cap Fund and a transaction fee of $0.50 per transaction. Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. For the fiscal year ended December 31, 2007, the Funds paid or accrued for Accessor Capital the following for these services:

Fund                                                    Transfer Agent Fees
----                                                    -------------------
Intermediate- Fixed-Income Fund                         $81,825
Short-Intermediate- Fixed-Income Fund                   $130,074
High Yield Bond Fund                                    $105,482
Small to Mid Cap Fund                                   $507,767

Accessor Capital has entered into an agreement to sell substantially all of its assets to Forward Management LLC (the "Transaction"). The Transaction is subject to the receipt of certain approvals and the fulfillment of certain other conditions contained in the agreement and is expected to be completed approximately August 31, 2008.

The Board of Directors of Accessor Funds, Inc. has, in connection with this Transaction, approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which each Accessor Fund will merge into a newly created corresponding fund (a "Forward Fund"), a series of Forward Funds, a separate mutual fund family. The Plan sets forth the terms by which each Accessor Fund will transfer its assets and liabilities to a Forward Fund in exchange solely for voting shares of beneficial interest in the Forward Fund (the "Reorganization"). The Plan will be submitted to shareholders of each Accessor Fund for approval at a special meeting of shareholders to be held in the third quarter of 2008.

Details regarding the proposed Reorganization and the special meeting of shareholders is contained in a proxy statement mailed to the shareholders in advance of the special meeting.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July __, 2008, Directors and officers owned less than 1% of each of the Fund's outstanding shares. See Exhibit D for a list of the control persons and principal holders of each of the Funds.

FUND PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board of Directors, Accessor Capital and the Money Managers are responsible for each Fund's portfolio transactions. Generally, securities are purchased for a Fund for investment income and/or capital appreciation and not for short-term trading profits. However, a Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to Accessor Capital or the Money Managers.

Subject to the arrangements and provisions described below, the Money Manager of each Fund usually makes the selection of a broker or dealer to execute the Fund's transactions. The Management Agreement and the Money Manager Agreements provide, in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital that in executing Fund transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the Money Manager Agreements authorize Accessor Capital (while exercising investment discretion) and the Money Managers, in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to each Fund, Accessor Capital and/or to the Money Managers (or their affiliates). Accessor Capital (while exercising investment discretion) and the Money Managers are authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a Fund transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Accessor Capital (while exercising investment discretion) or the Money Managers must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Managers exercise investment discretion.

In addition, if requested by the Board of Directors on behalf of the Funds, Accessor Capital (when exercising investment discretion) and the Money Managers may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to the Funds or Accessor Capital so long as the Money Managers believe in good faith that the broker can be expected to obtain the best price on a particular transaction and the Fund determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund, or to Accessor Capital for the benefit of its clients for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

Accessor Capital does not expect any Fund ordinarily to effect a significant portion of its total brokerage business with brokers affiliated with Accessor Capital or the Money Managers. However, the Money Manager may effect Fund transactions for its respective Fund with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution.

Affiliated broker/dealers

Money Manager                      Broker/Dealer                                  Reason for Affiliation
-------------                      -------------                                  ----------------------

Accessor Capital                   Zions Direct, Inc.                             Wholly owned subsidiary of holding
                                                                                  company for which Accessor Capital is
                                                                                  a wholly owned subsidiary

PIMCO



                                   Allianz Global Investors Distributors LLC      Wholly owned subsidiaries of  PIMCO
                                   Allianz Life Financial Services, LLC
                                   Dresdner Bank AG Dresdner Kleinwort
                                   Wasserstein Dresdner Kleinwort Wasserstein,
                                   LLC Dresdner Kleinwort Securities, LLC
                                   Dresdner Latinamerica Financial Advisers LLC
                                   Nicholas-Applegate Securities LLC OCC
                                   Distributors LLC PA Distributors LLC Questar
                                   Capital Corporation RCM Distributors LLC US
                                   Allianz Securities, Inc.

No Funds effected Fund transactions with brokers affiliated with the Money Managers for the Accessor Funds for the fiscal year ended December 31, 2007.

ADDITIONAL INFORMATION

The annual report for the Funds for the fiscal year ended December 31, 2007, including audited financial statements, and semi-annual report for the Funds for the period ended June 30, 2007, have previously been sent to shareholders and are available upon request without charge by calling (800) 759-3504 or writing Accessor Capital at 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.

SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, PA 19456, is the distributor of Accessor Funds. SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, PA 19456, is the administrator and fund accounting agent for Accessor Funds and provides the recordkeeping required by Accessor Funds for regulatory and financial reporting purposes.

Accessor Funds is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

COPIES OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE. TO OBTAIN A COPY, CALL (800) 759-3504 OR WRITE ACCESSOR CAPITAL AT 1420 FIFTH AVENUE, SUITE 3600, SEATTLE, WA 98101.

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless Accessor Funds has received contrary instructions from one or more of the shareholders of that shared address. Upon written or oral request, Accessor Funds will deliver promptly a separate copy of this Information Statement to a shareholder of a shared address. Please call (800) 759-3504 or forward a written request to Accessor Funds, Inc., P.O. Box 1748, Seattle, WA 98111-1748 if you would like to
(1) receive a separate copy of this Information Statement; (2) receive your annual reports or Information Statements separately in the future; or (3) request delivery of a single copy of annual reports or Information Statements if you are receiving multiple copies at a shared address.


                       By Order of the Board of Directors,

                             CHRISTINE J. STANSBERY
                                    Secretary

Dated July __, 2008

Exhibit A - Money Manager Agreement - Intermediate Fixed-Income Fund

Exhibit B - Money Manager Agreement - Short-Intermediate Fixed-Income Fund

Exhibit C - Money Manager Agreement - Small to Mid Cap Fund

Exhibit D - Money Manager Agreement -High Yield Bond Fund

Exhibit E
                                  FUND EXPENSES

The following tables compare each Fund's annual operating expenses for the Advisor Class for the forthcoming year.

Annual Operating Expenses - Advisor Class Shares
                                               CURRENT            PRO FORMA
                                               EXPENSES           EXPENSES

                                               INTERMEDIATE       INTERMEDIATE
                                               FIXED-INCOME       FIXED-INCOME
                                               FUND               FUND

Management Fees(1)                             0.48%              0.58%
Distribution and Service (12b-1) Fees          none               none
Other Expenses                                 0.31               0.31%
                                               ----               -----

Total Annual Fund Operation Expenses           0.79%              0.89%

================================================================================

                                        CURRENT              PRO FORMA
                                        EXPENSES             EXPENSES

                                        SHORT-INTERMEDIATE   SHORT-INTERMEDIATE
                                        FIXED-INCOME FUND    FIXED-INCOME FUND

Management Fees(1)                      0.48%                0.58%
Distribution and Service (12b-1) Fees   none                 none
Other Expenses                          0.24%                0.24%
                                        -----                -----

Total Annual Fund Operation Expenses    0.72%                0.82%

===============================================================================


                                          CURRENT                   PRO FORMA
                                          EXPENSES                  EXPENSES
                                          SMALL TO MID              SMALL TO MID
                                          CAP FUND                  CAP FUND

Management Fees(1)                        1.00%                     1.00%
Distribution and Service (12b-1) Fees     none                      None
Other Expenses                            0.67%                     0.26%
   Dividend Expenses on Short Sales(2)    0.37%                     N/A
                                          -----                     ---
   Other Operating Expenses(3)            0.30%                     N/A
Total Annual Fund Operation Expenses      1.67%                     1.26%

===============================================================================

(1) Management fees consist of the management fee paid to Accessor Capital and the fees paid to the Money Managers of the underlying Funds.

(2) The Fund's total annual fund operating expenses excluding dividend expenses on short sales are 1.30%. When the Small to Mid Cap Fund sells a security short, the Fund borrows the security to deliver to a buyer. The Fund is obligated to pay any dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider but are similar to finance charges incurred by the Fund in borrowing transactions. (3) Other Operating Expenses include estimated stock loan fees associated with securities sold short.

The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                One Year       Three Years    Five Years     Ten Years

Advisor Class Shares

Intermediate            Current Expenses        $81            $252           $439           $978
Fixed-Income Fund
                        Pro Forma Expenses      $91            $284           $492           $1,096

Short-Intermediate      Current Expenses        $74            $230           $401           $894
Fixed-Income Fund
                        Pro Forma Expenses      $84            $262           $455           $1,014

Small to Mid Cap        Current Expenses        $170           $526           $907           $1,976
                        Pro Forma expenses      $128           $400           $692           $1,526


                                  FUND EXPENSES

The following tables compare each Fund's annual operating expenses for the Investor Class for the forthcoming year prior to the change in the Money Manager fees with each Fund's annual operating expenses for the same period if the fee payable to each Money Manager had been in place (referred to as "Pro Forma Expenses" below).


Annual Operating Expenses - Investor Class Shares

                                             CURRENT           PRO FORMA
                                             EXPENSES          EXPENSES

                                             INTERMEDIATE      INTERMEDIATE
                                             FIXED-INCOME FUND FIXED-INCOME FUND

Management Fees(1)                           0.48%             0.58%
Distribution and Service (12b-1) Fees        0.25%             0.25%
Other Expenses                               0.56%             0.56%
                                             -----             -----

Total Annual Fund Operation Expenses         1.29%             1.39%

================================================================================

                                         CURRENT             PRO FORMA
                                         EXPENSES            EXPENSES

                                         SHORT-INTERMEDIATE  SHORT-INTERMEDIATE
                                         FIXED-INCOME FUND   FIXED-INCOME FUND

Management Fees(1)                       0.48%               0.58%
Distribution and Service (12b-1) Fees    0.25%               0.25%
Other Expenses                           0.46%               0.46%
                                         -----               -----

Total Annual Fund Operation Expenses     1.19%               1.29%

================================================================================

                                          CURRENT           PRO FORMA
                                          EXPENSES          EXPENSES

                                          SMALL TO          SMALL TO MID
                                          MID CAP FUND      CAP FUND

Management Fees(1)                        1.00%             1.00%
Distribution and Service (12b-1) Fees     0.25%             0.25%
Other Expenses                            0.90%             0.49%
   Dividend Expenses on Short Sales(2)    0.37%             N/A
                                          -----             ---
   Other Operating Expenses(3)            0.53%             N/A
Total Annual Fund Operation Expenses      2.15%             1.74%

================================================================================

(1) Management fees consist of the management fee paid to Accessor Capital and the fees paid to the Money Managers of the underlying Funds.

(2) The Fund's total annual fund operating expenses excluding dividend expenses on short sales are 1.78%. When the Small to Mid Cap Fund sells a security short, the Fund borrows the security to deliver to a buyer. The Fund is obligated to pay any dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider but are similar to finance charges incurred by the Fund in borrowing transactions.

(3) Other Operating Expenses include estimated stock loan fees associated with securities sold short.


================================================================================

The Example shows what an investor in Investor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                One Year       Three Years    Five Years     Ten Years

Investor Class Shares

Intermediate            Current Expenses
Fixed-Income                                    $131           $409           $708           $1,556
                        Pro Forma expenses      $142           $440           $761           $1,669

Short-Intermediate      Current Expenses
Fixed-Income                                    $121           $378           $654           $1,443
                        Pro Forma expenses      $131           $409           $708           $1,556

Small to Mid Cap        Current Expenses        $218           $673           $1,154         $2,483
                        Pro Forma expenses      $177           $548           $944           $2,052


                                  FUND EXPENSES

The following tables compare each Fund's annual operating expenses for the C Class shares for the Intermediate Fixed-Income Fund and the A Class and C Class for the Short-Intermediate Fixed-Income Fund and the Small to Mid Cap Fund for the forthcoming year prior to the change in the Money Manager fees with each Fund's annual operating expenses for the same period if the fee payable to each Money Manager had been in place (referred to as "Pro Forma Expenses" below).

Annual Operating Expenses - A Class shares and C Class shares

                                             CURRENT             PRO FORMA
                                             EXPENSES            EXPENSES
                                             Intermediate        Intermediate
                                             Fixed-Income Fund   Fixed-Income
                                             - C Class           Fund - C Class

Management Fee(1)                            0.48%              0.58%
Distribution & Service (12b-1) Fees          1.00%              1.00%
Other Expenses                               0.24%              0.24%
                                             -----              -----

Total Annual Fund Operating Expenses         1.72%              1.82%

==================================================================================================================================

                                            CURRENT             PRO FORMA          CURRENT             PRO FORMA
                                            EXPENSES            EXPENSES           EXPENSES            EXPENSES
                                            --------            --------           --------            --------
                                            Short-Intermediate  Short-Intermediate Short-Intermediate  Short-Intermediate
                                            Fixed-Income Fund   Fixed-Income Fund  Fixed-Income Fund   Fixed-Income Fund
                                            A Class             A Class            C Class             C Class
Management Fee(1)                           0.48%              0.58%               0.48%               0.58%
Distribution & Service (12b-1) Fees         0.25%              0.25%               1.00%               1.00%
Other Expenses                              0.26%              0.26%               0.22%               0.22%
                                            -----              -----               -----               -----

Total Annual Fund Operating Expenses        0.99%              1.09%               1.70%               1.80%

==================================================================================================================================

                                            CURRENT             PRO FORMA          CURRENT             PRO FORMA
                                            EXPENSES            EXPENSES           EXPENSES            EXPENSES
                                            --------            --------           --------            --------
                                            Small to Mid Fund   Small to Mid Cap   Small to Mid Cap    Small to Mid Cap
                                            - A Class Fund      Fund - A Class     Fund - C Class      Fund - C Class
                                            --------------      --------------     --------------      --------------

Management Fee(1)                           1.00%               1.00%               1.00%              1.00%
Distribution & Service (12b-1) Fees         0.35%               0.35%               1.00%              1.00%
Other Expenses                              0.64%               0.23%               0.67%              0.26%
   Dividend Expenses on Short Sales(2)      0.37%                N/A                0.37%                N/A
                                            -----                ---                -----                ---
   Other Operating Expenses(3)              0.27%                N/A                0.27%                N/A
                                                                 ---                                    ---
Total Annual Fund Operating Expenses
                                            1.99%               1.58%               2.67%              2.26%

================================================================================
(1) Management fees consist of the management fee paid to Accessor Capital and the fees paid to the Money Managers of the underlying Funds. (2) The Fund's total annual fund operating expenses excluding dividend expenses on short sales are 1.62% in A Class shares and 2.30% in C Class Shares. When the Small to Mid Cap Fund sells a security short, the Fund borrows the security to deliver to a buyer. The Fund is obligated to pay any dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider but are similar to finance charges incurred by the Fund in borrowing transactions.
(3) Other Operating Expenses include estimated stock loan fees associated with securities sold short.

================================================================================

The Example shows what an investor in a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. The following example reflects the maximum initial sales charge in the first year for A Class shares and reflects the CDSC for C Class shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                              One Year     Three Years      Five Years       Ten Years

A Class shares

Short-Intermediate      Current Expenses
Fixed-Income                                    $571         $775           $996             $1,630
                        Pro Forma Expenses      $581         $805           $1,047           $1,741

Small to Mid Cap        Current Expenses        $765         $1,164         $1,586           $2,759
                        Pro Forma Expenses      $726         $1,045         $1,386           $2,345

                                                One Year     Three Years    Five Years       Ten Years
C Class shares

Intermediate            Current Expenses        $275         $542           $1,933           $2,030
Fixed-Income
                        Pro Forma Expenses      $285         $573           $985             $2,137

Short-Intermediate      Current Expenses
Fixed-Income                                    $273         $536           $1,923           $2,009
                        Pro Forma Expenses      $283         $566           $975             $2,116

Small to Mid Cap        Current Expenses        $370         $829           $1,415           $3,003
                        Pro Forma Expenses      $329         $706           $1,210           $2,595


You would pay the following expenses for C Class Shares if you did not redeem your shares.


                                              One Year     Three Years      Five Years       Ten Years
C Class shares

Intermediate            Current Expenses      $175         $542             $933             $2,030
Fixed-Income
                        Pro Forma Expenses    $185         $573             $985             $2,137

Short-Intermediate      Current Expenses
Fixed-Income                                  $173         $536             $923             $2,009
                        Pro Forma Expenses    $183         $566             $975             $2,116

Small to Mid Cap        Current Expenses      $270         $829             $1,415           $3,003
                        Pro Forma Expenses    $229         $706             $1,210           $2,595

Exhibit F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July __, 2008, the control persons and principal holders of each of the Funds were:


Small to Mid Cap - Advisor Class
Name                                                 % Shares
Charles Schwab & Co., Inc.                           12.19%
National Financial Services Corp                     11.74%
MARIL & CO                                           29.54%
JP Morgan TTEE for United CA Ret Pl                  10.78%
Growth Allocation                                    6.59%
Growth & Income Allocation                           5.10%

Small to Mid Cap - Investor Class
Name                                                 % Shares
Donaldson, Lufkin & Jenrette                         6.64%
Dan Motors, Inc. 401(k)                              15.13%
Sterling Trust Company                               10.73%
MCB Trust Services Cust.                             19.20%
E TRADE CLEARING LLC                                  9.75%
E*TRADE CLEARING LLC                                 15.57%

Small to Mid Cap - A Class
Name                                                 % Shares
RELIANCE TRUST COMPANY                                96.38%

Small to Mid Cap - C Class
Name                                                 % Shares
Jesco & Co.                                          40.92%
PERSHING LLC                                         10.59%
PRIMEVEST FINANCIAL SERVICES                         17.92%
FIRST CLEARING, LLC                                  16.18%
RIDGE CLEARING AND                                    7.60%
OUTSOURCING

High Yield - Advisor Class
Name                                                 % Shares
National Financial Services Corp                     12.93%
AMARBAN PARTNERSHIP                                   5.87%
Steph & Co.                                           7.79%
Growth Allocation                                     9.39%
Growth & Income Allocation                           15.92%
Balanced Allocation                                  16.06%
Income & Growth Allocation                            7.93%
Income Allocation                                     5.50%

High Yield - Investor Class
Name                                                 % Shares
THE TRUST COMPANY OF STERNE                             11.48%
SEI Private Trust Co c/o M&T Bank                        7.43%
DONALDSON LUFKIN JENRETTE                               10.84%
FIRST CLEARING CORPORATION                               9.49%
E*TRADE CLEARING LLC                                    13.38%
Setru & Co                                              26.66%
WELLS FARGO INVESTMENTS LLC                              5.74%

High Yield - A Class
Name                                                 % Shares
Nancy J Kellner                                         11.81%
PERSHING LLC                                            12.22%
FIRST CLEARING                                          67.54%

High Yield Bond - C Class
Name                                                 % Shares
Jesco & Co.                                             44.82%
PERSHING LLC                                            29.39%
FIRST CLEARING, LLC                                     13.39%

Intermediate Fixed - Advisor Class
Name                                                 % Shares
AMARBAN PARTNERSHIP                                     5.23%
Zions Bancorporation Pension Plan                       13.45%
Growth & Income Allocation                              14.86%
Balanced Allocation                                     18.54%
Income & Growth Allocation                               9.36%
Income Allocation                                        5.61%

Intermediate Fixed - Investor Class
Name                                                 % Shares
Donaldson, Lufkin & Jenrette                            12.58%
THE TRUST COMPANY OF STERNE                              7.24%
Program Controls Inc., 401(k) PSP                       31.72%
SEI Private Trust Co c/o M&T Bank                        9.27%
Sterling Trust Company                                   7.58%
Setru & Co                                              21.43%
RELIANCE TRUST CO CUSTODIAN                              5.76%

Intermediate Fixed Bond - C Class
Name                                                 % Shares
Jesco & Co.                                             89.12%

Short-Intermediate - Advisor Class
Name                                                 % Shares
National Financial Services Corp                        5.13%
Growth Allocation                                       8.94%
Growth & Income Allocation                              25.76%
Balanced Allocation                                     19.18%
Income & Growth Allocation                              9.24%
Income Allocation                                       7.02%

Short-Intermediate - Investor Class
Name                                                 % Shares
Donaldson, Lufkin & Jenrette                            10.17%
THE TRUST COMPANY OF STERNE                             26.76%
Sterling Trust Company                                  19.37%
Setru & Co                                              35.52%
PRIMEVEST FINANCIAL SERVICES                             5.73%


Short-Intermediate - A Class
Name                                                 % Shares
PERSHING LLC                                            42.28%
PRIMEVEST FINANCIAL SERVICES                            55.71%

Short Intermediate Bond - C Cl
Name                                                 % Shares
Jesco & Co.                                             95.03%